SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 15, 2004

Knight-Ridder, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-7553	38-0723657

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 W. San Fernando Street, Suite 1500, San Jose, California	95113

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 938-7700

Inapplicable

(Former name or former address if changed since last report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits.

99.1	Knight-Ridder, Inc. Earnings Press Release dated April 15, 2004
99.2	Knight-Ridder, Inc. March Statistical Report Press Release dated April 15, 2004

Item 12. Results of Operations and Financial Condition

     On April 15, 2004, Knight-Ridder, Inc. issued a press release announcing the Company’s earnings for the quarter ended March 28, 2004. The company also issued a press release on April 15, 2004 announcing the Company’s statistical report for the month ended March 28, 2004. Copies of these press releases are furnished as exhibits to this Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT-RIDDER, INC.

By:	/s/ Carlos Abaunza

Carlos Abaunza
Vice President and Controller

Dated: April 15, 2004

EXHIBIT INDEX

Exhibit Number	Name

99.1	Knight-Ridder, Inc. Earnings Press Release dated April 15, 2004
99.2	Knight-Ridder, Inc. March Statistical Report Press Release dated April 15, 2004